SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant ☑ Filed by a party other than the registrant ☐ Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Managed Portfolio Series (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
Fee paid previously with materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Nuance Concentrated Value Long-Short Fund

A Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
December 30, 2021
Dear Shareholder,
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment. We need your help with the upcoming special meeting of shareholders of the Nuance Concentrated Value Long-Short Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Fund. The meeting will be held on January 31, 2022, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. local time. For the reasons described below, we are asking shareholders of the of the Fund to approve the continued classification of the Fund as a non-diversified Fund.
The question and answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•In person: Attend the special shareholder meeting on January 31, 2022.
Thank you for your response and for your continued investment in the Fund.
Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President of Managed Portfolio Series
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Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
You are receiving these proxy materials — that include the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning the Nuance Concentrated Value Long-Short Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”).

The Proposal

The shareholders of the Nuance Concentrated Value Long-Short Fund are being asked to approve a continuation of the Fund’s classification as a non-diversified Fund under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.    Why are shareholders of the Nuance Concentrated Value Long-Short Fund (the “Long-Short Fund”) being asked to approve the continuation of the Long-Short Fund’s classification as a non-diversified fund?
A.    Under the 1940 Act, a fund must be classified as either “diversified” or “non-diversified.”  A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund.  Because a “non-diversified” fund may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Long-Short Fund is a non-diversified fund but has been continuously operating as a diversified fund since January 31, 2016. The Fund holds 47 short positions (94.7% in total assets in short positions) as of the proxy vote Record Date. Rule 13a-1 under the 1940 Act provides that a non-diversified fund which operates as a diversified fund for three consecutive years shall automatically become a diversified fund. Section 13(a)(1) of the 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by a vote of a majority of the outstanding voting securities of the fund.
    Nuance would like to have the Long-Short Fund continue to be classified as a non-diversified fund; however, Nuance anticipates that the Fund will continue to hold a diversified portfolio through January 31, 2022, the date on which the Long-Short Fund’s classification would change to diversified. Accordingly, shareholders are being asked to approve the continued classification of the Long-Short Fund as a non-diversified fund, effective as of January 31, 2022, the date on which the Fund would become classified as a diversified fund.
Q.     How will shareholder approval or disapproval affect how the Adviser plans to manage the
    Fund?

A.Nuance believes that its long investment universe is overvalued and therefore anticipates that the Long-Short Fund will continue to hold significant short positions through January 31, 2022. However, Nuance believes it would be advantageous to shareholders for the Fund to retain the flexibility to maintain a non-diversified portfolio of long positions at times when Nuance does not believe market conditions favor holding significant short positions in the Long-Short Fund. Nuance intends to continue managing the Fund in accordance with its principal investment
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strategy. The approval will not result in significant changes to the Fund’s strategy and risks, but it will allow the Fund to retain its ability to make concentrated investments in attractive risk rewards on the long side while maintaining full flexibility on the short side.

Q.    How does the Trust’s Board of Trustees recommend that I vote?
A.    After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.
Q.    Who is eligible to vote?
A.    Any person who owned shares of the Fund on the “record date,” which is December 20, 2021 (even if that person has since sold those shares), is eligible to vote on the Proposal that relates to the Fund.
Q.    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A.    The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Nuance.
Q.    What vote is required to approve the proposal?
A.    Approval of the Proposal requires the vote of the “majority of the outstanding voting securities.” Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
    A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.
Q.    How can I cast my vote?
A.    You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the meeting in Milwaukee, Wisconsin on January 31, 2022.
We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS
Nuance Concentrated Value Long-Short Fund

A series of Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held January 31, 2022

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Nuance Concentrated Value Long-Short Fund (the “Fund” or the “Long-Short Fund”) on January 31, 2022, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a continuation of the Long-Short Fund’s classification as a non-diversified fund under Section 5(b) of the Investment Company Act of 1940, as amended, effective January 31, 2022.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.
Shareholders of record of the Fund at the close of business on the record date, December 20, 2021, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about January 3, 2022, to such shareholders of record.
By Order of the Board of Trustees,

/s/ Joseph M. Destache

Joseph M. Destache
Secretary of Managed Portfolio Series
Milwaukee, Wisconsin
December 30, 2022

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Nuance Concentrated Value Long-Short Fund

A Series of Managed Portfolio Series
PROXY STATEMENT
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
January 31, 2022

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Nuance Concentrated Value Long-Short Fund (the “Fund” or the “Long-Short Fund”) to be held on January 31, 2022 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) a continuation of the Long-Short Fund’s classification as a non-diversified fund under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (iii) to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as December 20, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting Only shareholders of the Long-Short Fund as of the Record Date will be entitled to vote with respect to a continuation of the Long-Short Fund’s classification as a non-diversified fund. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about January 3, 2022.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on January 31, 2022:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvotenow.com/ncl
Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please contact Di Costa Partners at 877-674-3114. Representatives are available to answer your call Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.
For a free copy of the Fund’s annual report for the fiscal year ended April 30, 2021, or the most recent semi-annual report, please contact the Trust at 1-855-682-6233 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF THE PROPOSAL
APPROVAL OF LONG-SHORT FUND DIVERSIFICATION CLASSIFICATION

Section 5(b)(1) of the 1940 Act provides that funds shall be classified as either “diversified” or “non-diversified.” Section 5(b)(1) provides that diversified funds are those that, with respect to 75% of their total assets, may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. Non-diversified funds are any funds other than diversified funds.
The Long-Short Fund is classified as a non-diversified fund but has been continuously operating as a diversified fund since January 31, 2016. Rule 13a-1 under the 1940 Act provides that a non-diversified fund which operates continuously as a diversified fund for three consecutive years shall automatically become a diversified fund. Section 13(a)(1) of the 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund.

Nuance believes it is in the best interest of shareholders to have the Long-Short Fund continue to be classified as a non-diversified fund after January 31, 2022. However, Nuance’s market outlook is such that it does not anticipate the Long-Short Fund holding a non-diversified portfolio prior to January 31, 2022, the date on which the Long-Short Fund’s classification would change from non-diversified to diversified. The Long-Short Fund’s principal investment strategies provide that the Fund will take long positions in securities that are priced below, and short positions in securities priced above their estimated intrinsic value as determined by Nuance. Additionally, the Fund’s short positions may range from 0% to 100% of the Fund’s assets under normal market conditions. The Long-Short Fund currently holds a significant number of short positions. At times when the Long-Short Fund holds significant short positions, it is less likely to hold a non-diversified portfolio. Nuance anticipates that the Long-Short Fund will continue to hold significant short positions through January 31, 2022. However, Nuance believes it would be advantageous to shareholders for the Fund to retain the flexibility to maintain a non-diversified portfolio of long positions at times when Nuance does not believe market conditions favor holding significant short positions in the Long-Short Fund.

Accordingly, shareholders of the Long-Short Fund are being asked to approve the continued classification of the Long-Short Fund as a non-diversified fund, effective as of January 31, 2022, the date on which the Fund would become classified as a diversified fund.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Long-Short Fund vote in favor of the continued classification of the Fund as non-diversified.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on December 20, 2021, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the Fund had shares outstanding as disclosed below:

Fund	Investor Class Shares	Institutional Class Shares	Total Shares
Nuance Concentrated Value Long-Short Fund	311,669.285	13,151,513.822	13,463,183.107

Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Nuance, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates. As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage of Class	Share Class	Type of Ownership

Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1905	206,021.14	66.10%	Investor	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	61,334.57	19.68%	Investor	Record
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-1995	37,887.54	12.16%	Investor	Record

National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-1995	10,598,202.87	80.59%	Institutional	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,559,381.58	11.86%	Institutional	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	708,549.95	5.39%	Institutional	Record

VOTING INFORMATION

Who is Eligible To Vote
Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposal or proposals that relate to such Fund at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on a Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to any Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the applicable Fund’s shares cast at the Special Meeting, and any adjournment with respect to any Proposal will require the affirmative vote of the holders of a simple majority of the applicable Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Vote Required to Pass the Proposal
As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund to which the Proposal relates. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 877-674-3114.
All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.
Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.
Method of Solicitation and Expenses
The Fund has engaged Di Costa Partners LLC (“Di Costa”) to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $30,000. The cost of solicitation will be will be borne by Nuance. In addition to the solicitation by mail, officers and employees of Nuance and /or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Di Costa Partners LLC has also been retained as proxy tabulator.
The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.
Shareholder Proposal for Subsequent Meetings
The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Vote by Telephone 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7135 3. Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.proxyvotenow.com/ncl 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.
CONTROL NUMBER
NUANCE CONCENTRATED VALUE LONG-SHORT FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 31, 2022

The undersigned hereby appoints each of Brian Wiedmeyer and Benjamin Eirich as Proxy of the undersigned with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Funds to be held at 1:00 p.m. Central Time, on January 31, 2022 at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as full as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Please complete, sign, and return this card as soon as possible. Date ______________________________________________

Signature(s) and Title(s), if applicable
Note: Please sign exactly as your name(s) appear (s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on January 31, 2022.

The proxy statement for this meeting is available at www.eproxyaccess.com/ncl2022

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MANAGED PORTFOLIO SERIES (the “Trust”), AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES OF THE TRUST AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN

1.	To approve a continuation of the Long-Short Fund’s classification as a non-diversified fund under Section 5(b) of the Investment Company Act of 1940, as amended, effective January 31, 2022.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.